SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):October 16, 2003

GENAERA CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-19651	13-3445668
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5110 Campus Drive Plymouth Meeting, PA	19462
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code: (610) 941-4020

Item 5.	Other Events.

The registrant hereby incorporates by reference two press releases dated October 16, 2003 attached hereto as Exhibits 99.1 (“Genaera Reports Phase II Clinical Trial Results of Lomucin™ in Cystic Fibrosis”) and 99.2 (“Genaera Announces Lomucin™ Preclinical Presentation on Gastrointestinal Benefits in Cystic Fibrosis Distal Intestinal Obstruction Syndrome”).

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

Exhibit Number	Description

99.1	Press Release dated October 16, 2003—“Genaera Reports Phase II Clinical Trial Results of Lomucin™ in Cystic Fibrosis”

99.2	Press Release dated October 16, 2003—“Genaera Announces Lomucin™ Preclinical Presentation on Gastrointestinal Benefits in Cystic Fibrosis Distal Intestinal Obstruction Syndrome”

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENAERA CORPORATION (Registrant)

By:	/s/ ROY C. LEVITT

Roy C. Levitt, M.D.
President and Chief Executive Officer

Dated: October 17, 2003

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EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated October 16, 2003—“Genaera Reports Phase II Clinical Trial Results of Lomucin™ in Cystic Fibrosis”

99.2	Press Release dated October 16, 2003—“Genaera Announces Lomucin™ Preclinical Presentation on Gastrointestinal Benefits in Cystic Fibrosis Distal Intestinal Obstruction Syndrome”